Exhibit 10.10



                FIRST AMENDMENT TO CONTENT DISTRIBUTION AGREEMENT
                BETWEEN MINDMATICS LLC/PLAN_B MEDIA AND DATACALL

This Amendment, dated, August 1, 2006 ("Amendment"), is made to that certain Content Licensing Agreement between MindMatics LLC/plan_b media ("MindMatics") and Datacall ("Client") dated as of March 24, 2006 and, as amended hereby.


WITNESSETH:

     WHEREAS, MindMatics and Client wish to amend certain terms of the Content Distribution Agreement in the manner provided for herein;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:


1.   Amendment  of  Appendix  2,  Section  1  Content,  Share,  Territory

              CONTENT                 FEE (ONE TIME)    TERRITORY     DURATION
           -----------------------    --------------    ---------    ----------
           Weekly Motorsport Alert    $ 1,500.00           US        12 Months
           -----------------------    --------------    ---------    ----------

                                                  MINDMATICS LLC
                                                  415 MADISON AVENUE, 20TH FLOOR
                                                  NEW YORK, NY 10017

                                                  TEL:     +1 (212) 355 8245
                                                  FAX:     +1 (212) 355 8276

                                                  HTTP://WWW.MINDMATICS.COM

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Acknowledged and agreed to by a duly authorized representative of the respective parties.

     MINDMATICS LLC                              DATACALL

By:  /s/ Hans Hennes                         By: /s/ Jim Ammons
Name: Hans Hennes                            Name: Jim Ammons
Title: General Manager                       Title: President & CEO
Date:  September 5, 2006                     Date: August 8, 2006

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